Annuity Investors Life Insurance Company®
Annuity Investors® Variable Account B
The Commodore Advantage®, The Commodore Independence®, and
The Commodore Spirit®
Supplement Dated January 1, 2011 to Prospectus Dated May 1, 2010

The text set out below is added to the “Investment Options—Allocations” section of the May 1, 2010 prospectus of each of the following variable annuity products: The Commodore Advantage and The Commodore Spirit.
For Florida residents: We will allocate all Purchase Payments to the money market Subaccount during the right to cancel period described on the Florida cover page of the Contract. At the end of this right to cancel period, we will allocate the Purchase Payments according to your allocation instructions.

The text set out below is added to the “Current Restrictions on Allocations” section of the May 1, 2010 prospectus of the following variable annuity product: The Commodore Independence.
For Florida residents: We will allocate all Purchase Payments to the money market Subaccount during the right to cancel period described on the Florida cover page of the Contract. At the end of this right to cancel period, we will allocate the Purchase Payments according to your allocation instructions.